STRONG INSTITUTIONAL FUNDS, INC.
                                  (Registrant)

                               POWER OF ATTORNEY

     Each person whose signature appears below, constitutes and appoints Thomas
P. Lemke, Stephen J. Shenkenberg, and John S. Weitzer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            NAME
                                TITLE                           DATE
-----------------------------  ------------------------------------------  -----------------


/s/ Thomas P. Lemke            Vice President                                June 24, 1999
-----------------------------
Thomas P. Lemke


                               Chairman of the Board (Principal Executive
/s/ Richard S. Strong          Officer) and a Director                       June 24, 1999
-----------------------------
Richard S. Strong


                               Treasurer (Principal Financial and
/s/ John W. Widmer             Accounting Officer)                           June 24, 1999
-----------------------------
John W. Widmer



/s/ Marvin E. Nevins           Director                                      June 24, 1999
-----------------------------
Marvin E. Nevins



/s/ Willie D. Davis            Director                                      June 24, 1999
-----------------------------
Willie D. Davis



/s/ William F. Vogt            Director                                      June 24, 1999
-----------------------------
William F. Vogt



/s/ Stanley Kritzik            Director                                      June 24, 1999
-----------------------------
Stanley Kritzik



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